                                      AGREEMENT

BY AND BETWEEN:

On behalf of UNIVERSITE PARIS V, RENE DESCARTES, Department of Pharmaceutical and Biological Sciences (FACULTE DES SCIENCES PHARMACEUTIQUES ET BIOLOGIQUES), 12 Rue de l'Ecole de Medecine, 75270, Paris CEDEX 06, France, represented by its President, Mr. Pierre Daumard, duly authorized for the purposes hereof,

Hereinafter referred to as the "University"

AND:

DRUGABUSE SCIENCES SAS, a French simplified corporation (SOCIETE PAR ACTIONS SIMPLIFIEE), having its principal office at 2 Rue de Crucy, 44000, Nantes, France, and represented by Mrs. Maryvonne Hiance in her capacity as Chief Executive Officer, duly authorized for the purposes hereof,

Hereinafter referred to as "DAS SAS"

AND:

DRUGABUSE SCIENCES INC., a corporation organized under the laws of California, having its principal office at Menlo Park, California, USA, and represented by Dr. Philippe Pouletty in his capacity as Chairman of the Board of Directors, duly authorized for the purposes hereof,

Hereinafter referred to as "DAS Inc."

                                   RECITALS

WHEREAS, The DAS Group develops anti-cocaine antibodies, known as [****], for the treatment of addicts.

DAS SAS develops these antibodies at its premises located within the Department of Pharmaceutical and Biological Sciences of Universite de Paris V, Rene Descartes, with which DAS SAS has signed an agreement covering occupation of the premises and delivery of services. DAS has also recently signed, on June 8, 1999, production and licensing agreements with Pasteur Merieux Serums & Vaccins, a subsidiary of Rhone Poulenc.

DAS is developing the COC-AB product worldwide through the various companies within the DAS Group.

Patent applications have been filed for the antibodies in Europe and the United States in DAS Inc.'s name.

DAS SAS is a subsidiary of DAS Inc.

NOW, THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

ARTICLE 1

In this agreement, the following terms will have the meanings ascribed to them below:

1.1    "Antibody" means the [****].

1.2 "DAS Group" means DAS SAS and DAS Inc., including their respective subsidiaries, meaning those companies in which they hold at least 50% of the capital stock and/or voting rights and whose business concerns the marketing of the Antibody.

1.3 "Net Sales" means the amount effectively received by the DAS Group worldwide from the sale of the Antibody to independent third parties (including but not limited to sub-licensees and distributors) less:

       [****]

       [****]

       [****]

       [****]

ARTICLE 2

The DAS Group undertakes to commercialize the Antibody worldwide, through DAS SAS within France and DAS Inc. and its subsidiaries for the rest of the world.

ARTICLE 3

3.1 In consideration for the knowledge and know-how contributed by the University and the work performed under the arrangement for delivery of services specified above, the DAS Group undertakes to [****] by the DAS Group.

3.2    The total cumulative amount [****]

3.3    [****], which constitute the University's [****], will be paid [****]

3.4    DAS SAS undertakes to [****] it will [****]

ARTICLE 4

4.1 The DAS Group will retain exclusive legal title in and to all patentable and non-patentable inventions related to the COC-AB antibodies developed by Universite de Paris V, Rene Descartes, provided the goal of the research and development work in question is the Antibody or improved versions thereof.

These patentable and non-patentable inventions will not give rise to any compensation in addition to that defined in Article 3 above. Universite de Paris V, Rene Descartes, hereby waives all present and future industrial property rights concerning COC-AB products and technologies, including in particular the products covered by the DAS Group's patents and patent applications
No. US 5817 770 and No. PCT/US98/05450.

4.2 Universite de Paris V will promptly notify the various research and development service providers referred to in subsection 4.1 above of their obligation to inform DAS SAS of any patentable or non-patentable results achieved and to assist the staff responsible for such inventions to obtain patent protection, where applicable. In all cases, the staff responsible for the invention will be listed as being the inventors in any resulting applications for industrial property protection.

ARTICLE 5

The contracting parties undertake to keep all information covered by this agreement strictly confidential. In addition, they undertake to ensure that all research and development information will only be disclosed to their employees or various service providers on a strictly need-to-know basis.

Information held by a party will be deemed to be non-confidential if it is:

   -    Already in the public domain before disclosure to another party; or

   -    Disclosed to the public other than by an act or omission of another party; or

   -    Disclosed to the other party by a third party not bound by any confidentiality obligation.

ARTICLE 6

The present Agreement is governed by French law.

Any disputes arising under this agreement or in relation thereto will be referred to the competent Paris Courts.

Signed in Paris on June 8, 1999,


In three original copies, comprising one for each party.

For Universite de Paris V:


Mr. Pierre Daumard
President

/s/ Pierre Daumard
----------------------
Pierre Daumard

For DAS SAS:                       For DAS Inc.:

/s/ Maryvonne Hiance               /s/ Philippe Pouletty
-----------------------            ----------------------------------------
Maryvonne Hiance                   Dr. Philippe Pouletty
Chief Executive Officer            Chairman of the Board of Director